LEASE - Undiscounted cash flows of the Group's leases (Details) - HKD ($) $ in Thousands	Dec. 31, 2024	Dec. 31, 2023
Undiscounted cash flows of the leases to the present value of its operating lease payments
2025	$ 151,192
2026	74,025
2027	28,633
2028	6,643
2029	6,750
Thereafter	28,736
Total undiscounted operating lease payments	295,979
Less: imputed interest	(18,698)
Present value of operating lease liabilities	$ 277,281	$ 238,017